Putnam
High Yield
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

It is satisfying to note that after weathering a somewhat turbulent market environment during the fiscal year's first half, Putnam High Yield Trust ended the year on a generally favorable note. As the market became somewhat more settled during the second half, your fund's managers believe that its recent performance has created a positive backdrop for fiscal 2000.

The economy's continuing strength and the Federal Reserve Board's restrained policy on interest rates have contributed to the development of a climate that tends to favor high-yield bonds. In fact, there is growing evidence that this emerging trend has already begun to reignite risk-sensitive investors' interest in the high-yield bond market.

The following report from your fund's management provides a detailed discussion of fund performance and prospects for fiscal 2000. I believe you will find it compelling reading.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
October 20, 1999


Report from the Fund Managers

Rosemary H. Thomsen
Jeffrey A. Kaufman

Over the past 12 months, high-yield bond investors faced more twists and turns than did travelers on San Francisco's legendary Lombard Street. The first sharp curve came as the fiscal year began with a global flight to quality as investors shunned high-yield bonds in their search for safer havens. The next bend in the road came last fall when the investment climate grew more accepting to risk and investors were drawn to the high-yield sector's attractive yields. The last little turn in the road came this past summer when some investors, concerned about higher interest rates and equity market weakness shied away from high-yield bonds. Putnam High Yield Trust's performance for the 12 months ended August 31, 1999, reflects this convoluted path.

Total return for 12 months ended 8/31/99

     Class A          Class B          Class M
   NAV     POP      NAV     CDSC     NAV     POP
-----------------------------------------------------------
  1.76%   -3.06%   0.99%   -3.57%   1.42%   -1.92%
-----------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* HIGH-YIELD BONDS EXPERIENCE HIGHS AND LOWS

The flight to quality that swept the globe last summer made for one of the most challenging environments for high-yield bonds since 1990's recessionary summer. Worried by Russia's financial collapse, investors became highly risk averse in the summer months of 1998. At the peak of the rush to safety, yield spreads against Treasuries widened substantially.

A second bout of turbulence hit the market with the anticipated sale of the high-yield holdings of Long Term Capital Management. This distressed hedge fund was hit with massive margin calls that forced it to liquidate holdings and triggered a $3.6 billion bailout. In the aftermath, other, smaller hedge funds rushed to liquidate their higher-risk holdings, prompting a worldwide stampede to the safer haven of U.S. Treasuries. The yield differential between Treasuries and all other sectors of the fixed-income market increased dramatically as a result. Concurrently -- since yield moves in the opposite direction of price -- the value of non-Treasury investments fell precipitously and the high-yield market was hit especially hard.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications         13.9%

Broadcasting                6.6%

Cable television            6.1%

Telephone services          4.4%

Gaming                      3.8%

Footnote reads:
*Based on net assets as of 8/31/99. Holdings will vary over time.


Early in 1999, things changed for the better as the high-yield market staged a sharp recovery. Investors began taking profits on higher-quality investments and accepting risk back into their portfolios. High-yield spreads against Treasuries narrowed and net cash flows into the high-yield asset class once again became positive as investors were drawn to the sector's attractive yields.

However, high-yield bonds experienced a minor setback as your fund approached the end of its fiscal year. This past summer, most bond sectors came under pressure once again, this time amid fears of rising interest rates and equity market weakness. The accelerating pace of global economic growth drove high-yield bond yields higher in markets worldwide.

* FED MAKES SEVERAL RATE ADJUSTMENTS TO REASSURE INVESTORS

Over the course of your fund's fiscal year, the Federal Reserve Board cut short-term interest rates three times and increased them twice. The three successive rate cuts enacted last fall served to inject liquidity into the global marketplace and to ease fears about a worldwide financial crisis. Faced with indications of an accelerating U.S. economy, investors subsequently expressed concern that the Fed would implement a series of interest rate increases. The Fed initiated a modest quarter of a percentage point increase in June -- the first in two years -- followed by another quarter of a percentage point increase in August.


[GRAPHIC OMITTED: worm chart HIGH-YIELD BONDS VERSUS OTHER CORPORATE
                  SECURITIES]

HIGH-YIELD BONDS VERSUS OTHER CORPORATE SECURITIES

                   First Boston       Lehman Brothers
                    High Yield           Corporate
Date                Bond Index           Bond Index

8/31/92                0.00%                0.00%
8/31/93               15.77%               13.63%
8/31/94               19.96%               10.86%
8/31/95               35.80%               25.80%
8/31/96               49.58%               30.57%
8/31/97               72.66%               45.25%
8/31/98               75.18%               59.02%
8/31/99               83.48%               60.15%

Footnote reads:
Past performance is not indicative of future results. This chart demonstrates that high-yield bonds, as represented by the First Boston High Yield Bond Index, generally outperformed investment-grade corporate bonds, as represented by the Lehman Brothers Corporate Bond Index, during the period shown. The chart shows cumulative returns. The lower credit rating of high-yield bonds reflects a greater possibility that adverse changes in an issuer's business or financial condition or in general economic conditions may impair the issuer's ability to pay principal and interest on the securities. This chart does not reflect the performance of Putnam High Yield Trust.


Combined with the global flight to quality last fall, the rate cuts helped push the yield on the benchmark 30-year Treasury bond down -- and its price up -- to levels last seen in the 1960s. Conversely, the anticipation of the Fed's interest-rate increase this past spring, combined with a more relaxed attitude among investors toward riskier investments, added fuel to already rising yields and propelled the long-term bond's yield past the psychologically important 6% mark.


"In our opinion, the remarkably sustained combination of strength and low inflation exhibited by the U.S. economy bodes well for the high-yield market."

-- Rosemary H. Thomsen, fund manager


In our opinion, the Fed's gradualist approach to interest-rate tightening bodes well for the high-yield market, which typically does well in periods of slowly rising rates. The backdrop of a strong economy and low inflation also aided the performance of high-yield bonds.

* TELECOMMUNICATIONS AND MEDIA CONTINUE TO SERVE THE FUND WELL

As investment conditions improved for high-yield bonds, telecommunications and media were among the top-performing sectors within the high-yield market and continued to be a key focus for your fund. Within these industries, deregulation has created a favorable environment, allowing for a lot of cost cutting and opportunities for growth. Many of the issuers represented in your portfolio -- Covad Communications Group, PSINet Inc, and Charter Communications Holdings -- either have issued or will soon issue stock, prompting credit improvements and therefore higher prices for their bonds. While these holdings and others discussed in this report were viewed favorably at the end of the fiscal period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.


"Adding a high-yield bond mutual fund to your existing investment portfolio may actually reduce the investment risk ... The high-yield sector does not move in lockstep with either the equity or bond markets. As a result, increases and decreases in the net asset value of a high-yield bond mutual fund can smooth out some of the volatility in the value of your stocks and better-quality-debt securities."

-- Bloomberg Personal Finance, September 1999


Covad Communications is an example of a portfolio holding that successfully completed an initial public offering during the period. Covad provides high-speed digital communications services using digital subscriber line technology to Internet service providers and customers. During the period, Covad launched a nationwide remote access program, integrating for the first time the company's digital subscriber line service with the networks of investors AT&T and Qwest Communications International. With the program, Covad is targeting its new TeleSpeed Remote service to small to midsize businesses that want to connect remote offices in other cities. The new service is dramatically faster than long distance dial-up service.

Stricter Medicare reimbursement formulas negatively affected the performance of several long-term nursing care bonds such as Sun Healthcare and Mariner Post-Acute Network, Inc. Your fund's position in United Artists Theatre, along with other movie exhibition companies, reported disappointing earnings toward the end of the period. The onslaught of new multiplexes has resulted in over capacity in the marketplace, hurting the performance of movie exhibition companies.

* MODERATELY POSITIVE OUTLOOK FOR HIGH-YIELD BONDS

Given the solid fundamentals of the U.S. economy and corporate America, we believe that high-yield bonds continue to present attractive investment opportunities. In our opinion, at the end of fiscal 1999 the high-yield market was fairly valued versus other market sectors. We believe that yield spreads may widen slightly in the next few months, but that yield premiums will be sufficient to allow the high-yield market to outperform other fixed-income sectors. As the calendar year-end nears, we expect to see a rise in year 2000 (Y2K) concerns, which may negatively affect liquidity across all markets.

Returns for the remainder of 1999 will probably come from individual security selection rather than from overall market movement. We expect the Fed to maintain its preemptive attitude on interest rates, to keep a tight rein on inflation, and to slow economic growth. In the short term, these events may likely cause some market turbulence; however, your fund will seek to minimize potential volatility while maximizing any resulting opportunities.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/99, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Trust is designed for investors seeking high current income, primarily through a diversified portfolio of high-yielding lower-rated corporate bonds, with a secondary objective of capital growth when consistent with high current income.


TOTAL RETURN FOR PERIODS ENDED 8/31/99

                      Class A          Class B          Class M
(inception dates)    (2/14/78)        (3/1/93)         (7/3/95)
                    NAV     POP      NAV    CDSC      NAV      POP
-------------------------------------------------------------------------
1 year              1.76%  -3.06%    0.99%  -3.57%    1.42%   -1.92%
-------------------------------------------------------------------------
5 years            43.42   36.62    38.19   36.46    41.58    36.93
Annual average      7.48    6.44     6.68    6.41     7.20     6.49
-------------------------------------------------------------------------
10 years          138.97  127.62   121.41  121.41   132.69   125.20
Annual average      9.10    8.57     8.27    8.27     8.81     8.46
-------------------------------------------------------------------------
Annual average
(life of fund)     10.25   10.00     9.27    9.27     9.82     9.65
-------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/99

                                  First Boston
                                  High Yield             Consumer
                                  Bond Index           price index
-------------------------------------------------------------------------
1 year                                4.74%               2.33%
-------------------------------------------------------------------------
5 years                              52.96               12.21
Annual average                        8.87                2.33
-------------------------------------------------------------------------
10 years                            167.77               34.19
Annual average                       10.35                2.98
-------------------------------------------------------------------------
Annual average
(life of fund)                          --*               4.65
-------------------------------------------------------------------------

*Comparative return information for the First Boston High Yield Bond
 Index is not available for this period.

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/31/89

                                    First Boston
               Fund's class A        High Yield         Consumer price
Date            shares at POP        Bond Index             index

8/31/89             9,525              10,000              10,000
8/31/90             8,802               9,368              10,562
8/31/91            10,780              11,922              10,963
8/31/92            13,530              14,594              11,308
8/31/93            15,491              16,896              11,621
8/31/94            15,872              17,506              11,958
8/31/95            17,579              19,819              12,271
8/31/96            19,526              21,830              12,624
8/31/97            22,767              25,198              12,905
8/31/98            22,369              25,565              13,114
8/31/99           $22,762             $26,777             $13,419

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $22,141 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $23,269 ($22,520 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/99

                                Class A      Class B       Class M
---------------------------------------------------------------------------
Distributions (number)            12           12            12
---------------------------------------------------------------------------
Income                         $1.129       $1.050        $1.104
---------------------------------------------------------------------------
Capital gains                     --           --            --
---------------------------------------------------------------------------
Return of capital*              0.058        0.054         0.057
---------------------------------------------------------------------------
  Total                        $1.187       $1.104        $1.161
---------------------------------------------------------------------------
Share value:                 NAV     POP       NAV      NAV     POP
---------------------------------------------------------------------------
8/31/98                      $11.47  $12.04  $11.43     $11.47  $11.86
---------------------------------------------------------------------------
8/31/99                       10.46   10.98   10.42      10.45   10.80
---------------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------------
Current dividend rate1        10.44%   9.95%   9.67%     10.22%   9.89%
---------------------------------------------------------------------------
Current 30-day SEC yield2     10.67   10.16    9.91      10.42   10.08
---------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

*See page 46.


TOTAL RETURN FOR PERIODS ENDED 9/30/99 (most recent calendar quarter)

                     Class A            Class B            Class M
(inception dates)   (2/14/78)          (3/1/93)           (7/3/95)
                  NAV       POP      NAV      CDSC      NAV      POP
----------------------------------------------------------------------------
1 year            2.56%    -2.33%    1.89%   -2.71%     2.32%   -1.04%
----------------------------------------------------------------------------
5 years          41.99     35.23    37.08    35.36     40.42    35.88
Annual average    7.26      6.22     6.51     6.24      7.03     6.32
----------------------------------------------------------------------------
10 years        140.31    128.92   122.98   122.98    134.42   126.80
Annual average    9.16      8.63     8.35     8.35      8.89     8.53
----------------------------------------------------------------------------
Annual average
(life of fund)   10.16      9.92     9.19     9.19      9.74     9.57
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

The First Boston High Yield Bond Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's.

The Lehman Brothers Corporate Bond Index* is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended August 31, 1999

To the Trustees and Shareholders of
Putnam High Yield Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Yield Trust (the "fund") at August 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 1999




The fund's portfolio
August 31, 1999

CORPORATE BONDS AND NOTES (82.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
Advertising (0.9%)
--------------------------------------------------------------------------------------------------------------------------
     $    3,145,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $    3,286,525
         10,950,000  Aoa Holdings LLC 144A sr. notes 10 3/8s, 2006                                              10,955,699
          4,805,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                                         4,732,925
          6,210,000  Lamar Media Corp. company guaranty 9 5/8s, 2006                                             6,256,575
          2,645,000  Outdoor Communications Inc. sr. sub. notes 9 1/4s, 2007                                     2,645,000
          2,000,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                           2,100,000
                                                                                                            --------------
                                                                                                                29,976,724

Aerospace and Defense (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,270,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                               3,757,600
          4,410,000  Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                       3,880,800
          3,425,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 9 7/8s, 2006                                      3,484,938
          2,970,000  BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                              3,014,550
          5,440,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                          5,072,800
          6,610,000  Burke Industries, Inc. company guaranty 10s, 2007                                           4,759,200
             30,000  Decrane Aircraft Holdings company guaranty Ser. B, 12s, 2008                                   30,300
          4,610,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                    4,529,325
          5,150,000  L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                               5,343,125
          2,050,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                        1,973,125
          4,380,000  L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                                  4,084,350
                                                                                                            --------------
                                                                                                                39,930,113

Agriculture (0.4%)
--------------------------------------------------------------------------------------------------------------------------
         15,553,997  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                                14,387,447

Airlines (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          6,580,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                               6,004,250
          6,110,000  Canadian Airlines Corp. sr. notes 12 1/4s, 2006 (Canada)                                    4,032,600
         11,840,000  Canadian Airlines Corp. secd. notes 10s, 2005 (Canada)                                     10,064,000
          4,460,000  Continental Airlines, Inc. sr. notes 9 1/2s, 2001                                           4,493,450
         10,355,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                          8,853,525
          7,340,000  Trans World Airlines, Inc. sr. notes 11 3/8s, 2006                                          4,697,600
                                                                                                            --------------
                                                                                                                38,145,425

Apparel (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          6,900,000  Fruit of the Loom company guaranty 8 7/8s, 2006                                             4,485,000
          3,310,000  GFSI, Inc. sr. disc. notes Ser. B, stepped-coupon zero %
                       (11 3/8s, 9/15/04), 2009 (STP)                                                            2,317,000
         11,650,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                              11,650,000
          5,850,000  William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                                5,879,250
                                                                                                            --------------
                                                                                                                24,331,250

Automotive (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          6,070,000  Dura Operating Corp. 144A sr. sub. notes 9s, 2009                                           5,766,500
         12,920,000  Federal Mogul Corp. notes 7 1/2s, 2009                                                     11,761,334
          4,350,000  Transportation Manufacturing Operations Inc. 144A company
                       guaranty 11 1/4s, 2009                                                                    4,306,500
                                                                                                            --------------
                                                                                                                21,834,334

Automotive Parts (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          4,599,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                       4,690,980
          5,775,000  Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                               5,890,500
          5,870,000  Hayes Lemmerz International, Inc. company guaranty Ser. B,
                       8 1/4s, 2008                                                                              5,429,750
          7,950,000  Lear Corp. sub. notes 9 1/2s, 2006                                                          8,208,375
         10,820,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                     10,657,700
          7,910,000  Safety Components International, Inc. sr. sub. notes Ser. B,
                       10 1/8s, 2007                                                                             5,932,500
          1,800,000  SanLuis Corp. S.A. sr. notes 8 7/8s, 2008 (Mexico)                                          1,458,000
                                                                                                            --------------
                                                                                                                42,267,805

Banks (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          4,550,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                        4,572,750
         11,000,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                9,350,000
          6,400,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                      6,373,760
          9,120,000  Greenpoint Capital Trust I company guaranty 9.1s, 2027                                      9,007,094
          3,830,000  North Fork Capital Trust I company guaranty 8.7s, 2026                                      3,710,351
          6,365,000  Peoples Heritage Capital Trust company guaranty Ser. B,
                       9.06s, 2027                                                                               5,932,053
          6,475,000  Provident Capital Trust company guaranty 8.6s, 2026                                         6,131,307
          1,450,000  Riggs Capital Trust 144A company guaranty 8 7/8s, 2027                                      1,378,298
          3,690,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                                 3,417,457
          5,300,000  Sovereign Capital Trust company guaranty 9s, 2027                                           5,062,772
          1,225,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                              1,176,355
                                                                                                            --------------
                                                                                                                56,112,197

Basic Industrial Products (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,180,000  American Standard Companies, Inc. sr. notes 7 3/8s, 2008                                    1,983,800
          3,060,000  Applied Power Inc. sr. sub. notes 8 3/4s, 2009                                              2,891,700
         11,192,960  Grove Investors LLC 144A 14 1/2s, 2010 (PIK)                                                3,805,606
            920,000  Koppers Industries, Inc. 144A company guaranty 9 7/8s, 2007                                   855,600
          4,710,000  Paragon Corp. Holdings, Inc. company guaranty Ser. B,
                       9 5/8s, 2008                                                                              2,119,500
          4,300,000  Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                                    3,956,000
                                                                                                            --------------
                                                                                                                15,612,206

Broadcasting (4.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,850,000  Ackerly Group, Inc. sr. sub. notes Ser. B, 9s, 2009                                         5,586,750
          9,260,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                            7,639,500
          4,000,000  Allbritton Communications Co. sr. sub. deb. Ser. B, 9 3/4s, 2007                            3,980,000
          2,110,000  Allbritton Communications Co. sr. sub. notes Ser. B, 8 7/8s, 2008                           2,025,600
            338,956  Australis Media, Ltd. sr. disc. notes stepped-coupon 1 3/4s,
                       (15 3/4s 5/15/00), 2003 (In default) (Australia) (STP) (PIK) (NON)                               34
          2,555,791  Australis Media, Ltd. sr. sec. disc. notes zero %, 2000
                       (In default) (Australia) (NON)                                                              393,592
          6,000,000  Benedek Broadcasting bank term loan B 8.981s, 2007                                          5,985,000
         15,150,000  Benedek Communications Corp. sr. disc. notes stepped-coupon
                       zero % (13 1/4s, 5/15/01), 2006 (STP)                                                    12,839,625
         17,685,000  Capstar Broadcasting sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 2/1/02), 2009 (STP)                                                            14,855,400
          7,560,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                            7,635,600
          3,800,000  Central European Media Enterprises Ltd. sr. notes 9 3/8s, 2004
                       (Bermuda)                                                                                 2,090,000
         17,710,000  Chancellor Media Corp. company guaranty 8s, 2008                                           16,957,325
          6,914,690  Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                                     7,191,278
          4,010,000  Echostar DBS Corp. sr. notes 9 3/8s, 2009                                                   3,949,850
          5,490,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                           5,146,875
            860,000  Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                        849,250
          8,775,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                      8,489,813
          5,125,000  Heritage Media Services Corp. sr. sub. notes 8 3/4s, 2006                                   5,265,938
         14,200,000  Interact Systems, Inc. sr. disc. notes 14s, 2003                                            2,556,000
          8,057,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                                         8,314,985
          2,150,000  Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                                 2,128,500
          8,330,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                                  9,163,000
          7,214,000  PHI Holdings, Inc. sr. sub. notes zero %, 2001                                              6,009,983
          9,700,000  Radio One Inc. company guaranty Ser. B, stepped-coupon 7s,
                       (12s, 5/15/00), 2004 (STP)                                                                9,991,000
          2,000,000  TV Azteca S.A. de C.V. sr. notes 11s, 2002 (Mexico)                                         1,560,000
          3,550,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                                     2,680,250
          2,580,000  TV Azteca S.A. de C.V. sr. notes Ser. A, 10 1/8s, 2004 (Mexico)                             2,025,300
                                                                                                            --------------
                                                                                                               155,310,448

Building and Construction (1.0%)
--------------------------------------------------------------------------------------------------------------------------
         13,040,000  D.R. Horton, Inc. company guaranty 8s, 2009                                                11,996,800
         14,275,000  GS Superhighway Holdings sr. notes 10 1/4s, 2007 (China)                                    7,137,500
          1,700,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004 (China)                                       850,000
          3,320,000  Jackson Products, Inc. company guaranty Ser. B, 9 1/2s, 2005                                3,170,600
          4,410,000  NCI Building Systems Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                               4,288,725
            967,719  Terex Corp. bank term loan B 8.18s, 2005                                                      965,300
          3,310,000  Toll Corp. company guaranty 8 1/8s, 2009                                                    3,136,225
                                                                                                            --------------
                                                                                                                31,545,150

Building Products (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          4,370,000  American Architectural Products Corp. company guaranty
                       11 3/4s, 2007                                                                             2,403,500
            686,000  American Standard, Inc. company guaranty 7 5/8s, 2010                                         631,120
          9,726,000  American Standard, Inc. company guaranty 7 3/8s, 2005                                       9,191,070
          2,540,000  Atrium Companies Inc. 144A sr. sub. notes 10 1/2s, 2009                                     2,470,150
          7,220,000  Building Materials Corp. company guaranty 8s, 2008                                          6,606,300
                                                                                                            --------------
                                                                                                                21,302,140

Business Equipment and Services (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,950,000  Cex Holdings, Inc. company guaranty Ser. B, 9 5/8s, 2008                                    4,993,313
          4,285,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                                4,156,450
          4,983,278  Outsourcing Solutions, Inc. 144A bank term loan 8.621s, 2004                                4,871,154
          4,740,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                             5,154,750
          5,140,000  Unisys Corp. sr. notes Ser. B, 12s, 2003                                                    5,551,200
          7,321,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                                  7,934,134
         13,710,000  U.S. Office Products Co. company guaranty 9 3/4s, 2008                                      8,020,350
          4,992,593  U.S. Office Products Co. bank term loan Ser. B, FRN 7.80s, 2006                             4,293,630
                                                                                                            --------------
                                                                                                                44,974,981

Cable Television (5.1%)
--------------------------------------------------------------------------------------------------------------------------
         23,175,000  21st Century Telecom Group, Inc. sr. disc. notes
                       stepped-coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                                     10,370,813
         11,605,000  Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                               11,779,075
          8,460,000  Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                                7,910,100
          2,775,000  Century Communications Corp. sr. notes 8 7/8s, 2007                                         2,670,938
          2,850,000  Century Communications Corp. sr. notes 8 3/4s, 2007                                         2,736,000
          3,150,000  Century Communications Corp. sr. notes 8 3/8s, 2007                                         2,945,250
         19,630,000  Charter Communications Holdings LLC 144A sr. disc. notes
                       stepped-coupon zero % (9.92s, 4/1/04), 2011 (STP)                                        11,876,150
         13,950,000  Charter Communications Holdings LLC 144A sr. notes
                       8 5/8s, 2009                                                                             13,496,625
          2,320,000  CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2023                                               2,482,400
          9,020,000  CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                               9,335,700
          2,275,000  CSC Holdings, Inc. deb. 7 7/8s, 2018                                                        2,076,506
          2,770,000  CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                   2,678,008
          2,700,000  CSC Holdings, Inc. deb. 7 5/8s, 2018                                                        2,400,678
          8,500,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                    7,650,000
         20,190,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                   15,849,150
          2,390,000  Globo Communicacoes 144A sr. notes 10 5/8s, 2008 (Brazil)                                   1,696,900
          2,400,000  Globo Communicacoes company guaranty 10 1/2s, 2006
                       (Brazil)                                                                                  1,752,000
          1,875,000  Globo Communicacoes 144A company guaranty 10 1/2s, 2006
                       (Brazil)                                                                                  1,368,750
         19,120,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (11 7/8s, 10/15/02), 2007 (STP)                                                          11,137,400
          7,360,000  NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                    7,820,000
          5,170,000  NTL Inc. sr. notes Ser. B, stepped-coupon zero % (9 3/4s,
                       4/1/03), 2008 (United Kingdom) (STP)                                                      3,412,200
          2,370,000  RCN Corp. sr. disc. notes stepped-coupon zero % (11 1/8s,
                       10/15/02), 2007 (STP)                                                                     1,564,200
          1,030,000  Rogers Cablesystems Ltd. notes 11s, 2015 (Canada)                                           1,158,750
            450,000  Rogers Cablesystems Ltd. company guaranty 10s, 2007
                       (Canada)                                                                                    475,875
            115,000  Rogers Cablesystems Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                                 121,325
          2,117,000  Rogers Cablesystems Ltd. notes 9 5/8s, 2002 (Canada)                                        2,169,925
          7,850,000  Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                       (Argentina) (In default) (NON)                                                            3,925,000
          1,430,000  TeleWest Communications Plc 144A 11 1/4s, 2008
                       (United Kingdom)                                                                          1,587,300
          8,000,000  TeleWest Communications Plc 144A sr. disc. notes stepped-coupon zero % (9 1/4, 4/15/04), 2009
                       (United Kingdom) (STP)                                                                    4,890,000
          9,180,000  United Pan-Europe N.V. 144A sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 8/1/04), 2009 (Netherlands) (STP)                                        5,140,800
          9,180,000  United Pan-Europe N.V. 144A sr. notes 10 7/8s, 2009
                       (Netherlands)                                                                             9,202,950
                                                                                                            --------------
                                                                                                               163,680,768

Cellular Communications (3.3%)
--------------------------------------------------------------------------------------------------------------------------
          6,950,000  Celcaribe S.A. sr. notes 13 1/2s, 2004 (Colombia)                                           5,560,000
          4,916,000  Cellco Finance Corp. NV 144A sr. sub. notes 15s, 2005
                       (Netherlands)                                                                             5,112,640
         31,996,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                       zero % (14s, 10/1/02), 2007 (STP)                                                        13,438,320
          8,965,000  Conecel Holdings 144A notes Ser. A, 14s, 2000
                       (United Kingdom) (In default) (NON)                                                       1,165,450
          8,170,000  Dobson Communications Corp. sr. notes 11 3/4s, 2007                                         8,619,350
         30,125,000  McCaw International Ltd sr. disc. notes stepped coupon
                       zero % (13s, 4/15/02), 2007 (STP)                                                        17,321,875
         41,190,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                       (Luxembourg) (STP)                                                                       30,583,575
            360,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (12 1/8s, 4/15/03), 2008 (STP)                                        180,000
         14,380,000  NEXTEL Communications, Inc. sr. notes 12s, 2008                                            15,997,750
          9,320,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (9.95s, 2/15/03), 2008 (STP)                                        6,430,800
            495,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (9 3/4s, 10/31/02), 2007 (STP)                                        346,500
            375,000  Price Communications Wireless, Inc. 144A sr. notes
                       9 1/8s, 2006                                                                                378,750
                                                                                                            --------------
                                                                                                               105,135,010

Chemicals (2.7%)
--------------------------------------------------------------------------------------------------------------------------
          6,380,000  Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                                  5,933,400
          4,590,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                             4,314,600
         14,950,000  Huntsman ICI Chemicals Inc. 144A sr. sub. notes 10 1/8s, 2009                              14,688,375
          7,065,000  Lyondell Petrochemical Co. sr. sub. notes 10 7/8s, 2009                                     7,135,650
         20,115,000  Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                                 20,115,000
          2,416,000  Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                       2,416,000
          9,425,000  PCI Chemicals & Pharmaceuticals company guaranty 9 1/4s,
                       2007 (India)                                                                              6,597,500
          6,355,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                                    4,702,700
          2,447,289  Pioneer Americas Acquisition bank term loan FRN 7.875s, 2006                                1,957,831
          1,445,253  Pioneer Americas Acquisition bank term loan FRN 7.54s, 2006                                 1,098,392
         11,647,969  Polytama International notes 11 1/4s, 2007 (Indonesia) (PIK)                                2,096,634
          5,850,000  Royster-Clark Inc. 144A 1st mtge 10 1/4s, 2009                                              5,557,500
          7,140,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                       zero % (13 1/2s, 8/15/01), 2008 (STP)                                                     1,785,000
          4,730,000  Sterling Chemicals Inc. 144A sec. notes 12 3/8s, 2006                                       4,730,000
          6,965,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                               3,900,400
                                                                                                            --------------
                                                                                                                87,028,982

Computer Services and Software (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,975,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                                            3,019,625
          8,920,000  PSINet, Inc. sr. notes 11 1/2s, 2008                                                        9,053,800
         11,450,000  PSINet, Inc. 144A sr. notes 11s, 2009                                                      11,306,875
            640,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                      614,400
         13,185,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                       14,536,463
          2,000,000  Unisys Corp. sr. notes 7 7/8s, 2008                                                         1,950,000
          4,070,000  Verio Inc. sr. notes 11 1/4s, 2008                                                          4,131,050
          2,530,000  Verio Inc. sr. notes 10 3/8s, 2005                                                          2,517,350
                                                                                                            --------------
                                                                                                                47,129,563

Consumer Durable Goods (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          7,980,000  Albecca Inc. company guaranty 10 3/4s, 2008                                                 6,124,650
          5,000,000  Doskcil Manufacturing Co 144A sr. sub. notes 10 1/8s, 2007                                  2,900,000
          2,090,000  Iron Age Corp. company guaranty 9 7/8s, 2008                                                1,630,200
         13,500,000  Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                               11,677,500
          6,586,958  Sealy Mattress Co. 144A sr. notes 12s, 2008 (PIK)                                           6,349,169
                                                                                                            --------------
                                                                                                                28,681,519

Consumer Services (0.7%)
--------------------------------------------------------------------------------------------------------------------------
         19,294,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                             20,692,815
          2,470,000  Protection One, Inc. sr. disc. notes stepped-coupon zero %
                       (13 5/8s, 6/30/00), 2005 (STP)                                                            2,223,000
                                                                                                            --------------
                                                                                                                22,915,815

Containers (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          8,575,000  Consumers International 144A sr. notes 10 1/4s, 2005
                       (Canada)                                                                                  8,532,125
          2,930,000  Kappa Beheer BV. 144A company guaranty 10 5/8s, 2009
                       (New Zealand)                                                                             3,006,913
          1,890,000  Vicap SA. company guaranty 11 3/8s, 2007 (Mexico)                                           1,568,700
                                                                                                            --------------
                                                                                                                13,107,738

Cosmetics (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,275,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                     3,246,344
          2,205,000  French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                              2,138,850
          4,390,000  Revlon Consumer Products sr. notes 9s, 2006                                                 4,093,675
          3,665,000  Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                        3,041,950
                                                                                                            --------------
                                                                                                                12,520,819

Electric Utilities (3.6%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Calpine Corp. sr. notes 10 1/2s, 2006                                                       4,220,000
          2,185,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                        2,075,750
          2,025,000  Calpine Corp. sr. notes 7 3/4s, 2009                                                        1,871,505
          7,350,000  CMS Energy Corp. pass-through certificates 7s, 2005                                         6,967,433
          7,860,000  CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                             7,306,656
         15,100,000  Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                        18,154,428
         44,875,000  Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                        50,819,143
          2,025,000  North Atlantic Energy Corp. 1st mtge. Ser. A, 9.05s, 2002                                   2,070,684
          3,718,781  Northeast Utilities System notes Ser. A, 8.58s, 2006                                        3,755,783
          6,929,984  Northeast Utilities System notes Ser. B, 8.38s, 2005                                        6,866,228
         11,130,000  York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                   11,018,700
                                                                                                            --------------
                                                                                                               115,126,310

Electronic Components (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          6,485,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                           6,160,750
          4,030,000  Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                          3,949,400
          1,405,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                         1,138,050
                                                                                                            --------------
                                                                                                                11,248,200

Electronics (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,585,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s, 2006
                       (Canada)                                                                                  1,672,175
          5,450,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                                 5,572,625
          5,745,000  Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                                 4,983,788
          4,820,000  Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                             4,181,350
                                                                                                            --------------
                                                                                                                16,409,938

Energy-Related (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          8,670,000  AES Corp. sr. notes 9 1/2s, 2009                                                            8,713,350
         18,680,000  Panda Global Energy Co. company guaranty 12 1/2s, 2004
                       (China)                                                                                  10,087,200
                 10  Subic Power Corp. 144A sec. 9 1/2s, 2008                                                            9
                                                                                                            --------------
                                                                                                                18,800,559

Entertainment (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          8,190,000  Premier Parks, Inc. sr. notes 9 3/4s, 2007                                                  8,108,100
          5,990,000  SFX Entertainment, Inc. company guaranty 9 1/8s, 2008                                       5,750,400
          6,880,000  SFX Entertainment, Inc. 144A company guaranty Ser. B,
                       9 1/8s, 2008                                                                              6,518,800
          5,000,000  SFX Entertainment, Inc. bank term loan Ser. B, 8.985s, 2006                                 5,000,000
                                                                                                            --------------
                                                                                                                25,377,300

Environmental Control (1.0%)
--------------------------------------------------------------------------------------------------------------------------
         16,170,000  Allied Waste Industries, Inc. 144A sr. sub. notes 10s, 2009                                15,523,200
          4,500,000  Allied Waste Industries, Inc. bank term loan C FRN 8.25s, 2007                              4,567,905
          3,750,000  Allied Waste Industries, Inc. bank term loan B FRN 8.063s, 2006                             3,762,000
          5,900,000  Allied Waste Industries, Inc. company guaranty Ser. B,
                       7 5/8s, 2006                                                                              5,383,750
          2,530,000  Waste Management, Inc. sr. notes 7 1/8s, 2007                                               2,258,025
            320,000  Waste Management, Inc. 144A sr. notes 6 7/8s, 2009                                            276,400
                                                                                                            --------------
                                                                                                                31,771,280

Financial Services (3.4%)
--------------------------------------------------------------------------------------------------------------------------
         13,440,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                               10,180,800
          8,950,000  Advanta Corp. company guaranty Ser. B, 8.99s, 2026                                          5,985,313
         14,125,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                             13,096,841
          3,300,000  Advanta Corp. med. term notes Ser. D, 6.584s, 2000                                          3,281,355
          3,395,000  AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                        2,919,700
          5,240,000  Capital One Financial Corp. notes 7 1/8s, 2008                                              4,815,455
          6,610,000  Colonial Capital II 144A company guaranty 8.92s, 2027                                       6,053,312
         12,490,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                 4,309,050
          4,225,000  Contifinancial Corp. sr. notes 8 1/8s, 2008                                                 1,436,500
          3,920,000  Contifinancial Corp. sr. notes 7 1/2s, 2002                                                 1,411,200
          4,105,000  CSBI Capital Trust I 144A company guaranty 11 3/4s, 2027                                    4,392,350
          7,678,000  Green Tree Acceptance Corp. sr. sub. notes 10 1/4s, 2002                                    8,010,688
          6,620,000  Imperial Credit Capital Trust I 144A company guaranty
                       10 1/4s, 2002                                                                             5,296,000
          6,700,000  Local Financial Corp. sr. notes 11s, 2004                                                   6,901,000
          3,755,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                        2,440,750
          6,900,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                                  6,770,625
          4,140,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                                   3,684,600
         11,600,000  Resource America Inc. 144A sr. notes 12s, 2004                                             10,092,000
          3,000,000  SRI Receivables Purchase 144A notes 12 1/2s, 2000                                           2,850,000
          5,860,000  Superior Financial 144A sr. notes 8.65s, 2003                                               5,471,775
                                                                                                            --------------
                                                                                                               109,399,314

Food and Beverages (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          6,320,000  Ameriserve Food Co. company guaranty 10 1/8s, 2007                                          4,882,200
          8,650,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                      8,628,375
          1,875,000  Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                    1,415,625
          6,600,000  RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                        4,488,000
          8,910,000  RAB Holdings, Inc. sr. notes 13s, 2008                                                      4,009,500
          6,909,000  Trairc Consumer Products, Inc. 144A sr. sub. notes
                       10 1/4s, 2009                                                                             6,701,730
          5,670,000  Vlassic Foods Intl. Inc. 144A sr. sub. notes 10 1/4s, 2009                                  5,159,700
                                                                                                            --------------
                                                                                                                35,285,130

Gaming (3.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,404,414  Ameristar Casinos Inc. company guaranty Ser. B, 8s, 2004                                    3,875,884
          7,270,000  Argosy Gaming Co. 144A sr. sub. notes 10 3/4s, 2009                                         7,451,750
          7,860,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                               7,742,100
          1,750,000  Circus Circus Enterprises, Inc. deb. 7s, 2036                                               1,535,310
          3,680,000  Circus Circus Enterprises, Inc. sr. notes 6.45s, 2006                                       3,243,515
          5,290,000  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003 (PIK)                               5,025,500
         15,195,000  Fitzgeralds Gaming Corp. company guaranty Ser. B,
                       12 1/4s, 2004 (In default) (NON)                                                          8,167,313
         10,050,000  Hollywood Casino Corp. 144A sec. notes 11 1/4s, 2007                                       10,100,250
          1,000,000  Hollywood Park Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                       977,500
          4,570,000  Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                                  4,421,475
          8,140,000  Horseshoe Gaming Holdings 144A sr. sub. notes 8 5/8s, 2009                                  7,814,400
          5,570,000  Isle of Capri Black Hawk LLC 144A 1st mortgage Ser. B,
                       13s, 2004                                                                                 6,127,000
          7,540,000  Mohegan Tribal Gaming, Auth. sr. sub. notes 8 3/4s, 2009                                    7,389,200
          5,770,000  Park Place Entertainment sr. sub. notes 7 7/8s, 2005                                        5,423,800
         13,350,000  PRT Funding Corp. sr. notes 11 5/8s, 2004 (In default) (NON)                                5,974,125
          3,870,000  Riviera Black Hawk 144A 1st mtge. 13s, 2005                                                 4,063,500
         11,435,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                          9,719,750
          4,750,000  Trump A.C. company guaranty Ser. B, 11 1/4s, 2006                                           3,990,000
         15,985,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                         16,186,091
          2,500,000  Trump Castle Hotel 144A sr. sub. notes 10 1/4s, 2003                                        2,531,250
                                                                                                            --------------
                                                                                                               121,759,713

Health Care (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,370,000  Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                              2,121,150
            735,000  Columbia/HCA Healthcare Corp. med. term notes notes
                       7.69s, 2025                                                                                 574,880
          3,845,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                            3,342,305
          3,680,000  Columbia/HCA Healthcare Corp. med. term notes 6.63s, 2045                                   3,490,370
          1,045,000  Conmed Corp. company guaranty 9s, 2008                                                        982,300
         13,340,000  Extendicare Health Services, Inc. company guaranty 9.35s, 2007                              8,637,650
          5,770,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007                        1,731,000
          4,370,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008                        1,311,000
          4,000,000  Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                       stepped-coupon zero % (10 1/2s, 11/1/02), 2007 (STP)                                        200,000
         17,240,000  Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007                                                                              1,034,400
          3,100,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                1,550,000
         10,072,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                              8,045,010
          5,400,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                                       5,130,000
         11,605,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s,
                       2007 (In default) (NON)                                                                   1,392,600
          1,750,000  Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s, 2008
                       (In default) (NON)                                                                          210,000
          1,389,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                          1,319,550
          9,201,000  Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                       8,464,920
          7,610,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                                   7,305,600
          2,450,000  Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                       2,241,750
                                                                                                            --------------
                                                                                                                59,084,485

Hospital Management and Medical Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,830,000  Lifepoint Hospital Holdings 144A sr. sub. notes 10 3/4s, 2009                               2,830,000
          5,210,000  Triad Hospitals Holdings 144A sr. sub. notes 11s, 2009                                      5,196,975
                                                                                                            --------------
                                                                                                                 8,026,975

Lodging (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          6,060,000  Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                         5,272,200
         10,285,000  HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                          9,500,769
          7,980,000  HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                                  7,142,100
          1,960,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                                   2,018,800
         14,305,000  ITT Corp. notes 6 3/4s, 2005                                                               12,982,360
          8,000,000  Starwood Hotels Resorts bank term loan 7.861s, 2003                                         7,990,000
                                                                                                            --------------
                                                                                                                44,906,229

Manufacturing (0.6%)
--------------------------------------------------------------------------------------------------------------------------
         10,050,000  Blount Inc. 144A sr. sub. notes 13s, 2009                                                  10,376,625
          5,000,000  Blount Inc. bank term loan B 9.315s, 2006                                                   5,000,000
          7,540,000  Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                       (14s, 8/15/03), 2008 (STP)                                                                3,619,200
                                                                                                            --------------
                                                                                                                18,995,825

Media (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          8,250,000  RBS Participacoes S.A. 144A company guaranty 11s, 2007
                       (Brazil)                                                                                  5,857,500

Medical Supplies and Devices (0.8%)
--------------------------------------------------------------------------------------------------------------------------
         11,215,000  ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                                 10,401,913
          1,500,000  Dade Behring bank term loan Ser. C, 8.965s, 2006                                            1,500,000
          1,500,000  Dade Behring bank term loan Ser. B, 8.715s, 2006                                            1,500,000
          3,155,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                               3,273,313
          7,440,000  Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03), 2009 (STP)                            2,827,200
          6,030,000  Mediq, Inc. company guaranty 11s, 2008                                                      4,703,400
                                                                                                            --------------
                                                                                                                24,205,826

Metals and Mining (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          9,315,000  Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                      7,638,300
          1,030,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                                   1,019,700
          3,530,000  WHX Corp. sr. notes 10 1/2s, 2005                                                           3,406,450
                                                                                                            --------------
                                                                                                                12,064,450

Motion Picture Distribution (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          8,180,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                         6,830,300
          7,125,000  Cinemark USA, Inc. sr. sub. notes Ser. D, 9 5/8s, 2008 (Mexico)                             6,198,750
         25,608,000  Diva Systems Corp. sr. disc. Notes Ser. B, stepped-coupon
                       zero % (12 5/8s, 3/1/03), 2008 (STP)                                                      5,313,660
         13,095,000  United Artists Theatre Ser. B, sr. sub. notes 9 3/4s, 2008                                  3,928,500
                                                                                                            --------------
                                                                                                                22,271,210

Networking (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,740,000  Exodus Communications, Inc. 144A sr. notes 11 1/4s, 2008                                    1,766,100

Oil and Gas (3.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,530,000  Belco Oil & Gas Corp. company guaranty Ser. B, 10 1/2s, 2006                                2,605,900
          3,900,000  Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                                   3,744,000
          7,675,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                                5,583,563
          2,900,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                            2,972,500
          6,000,000  Gulf Canada Resources, Ltd. sr. notes 8 3/8s, 2005 (Canada)                                 5,863,560
          2,350,000  Gulf Canada Resources, Ltd. sr. notes 8.35s, 2006 (Canada)                                  2,333,903
          2,000,000  Gulf Canada Resources, Ltd. sr. notes 8 1/4s, 2017 (Canada)                                 1,808,640
          3,450,000  HS Resources, Inc. sr. sub. notes Ser. B, 9 1/4s, 2006                                      3,381,000
          2,990,000  Leviathan Gas Corp.144A sr. sub. notes 10 3/8s, 2009                                        3,034,850
          7,690,000  Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                    7,728,450
         12,223,000  Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                   11,917,425
          2,320,000  Petro Geo-Services ADR notes 7 1/2s, 2007 (Norway)                                          2,272,440
          9,045,000  Petroleos Mexicanos P/p 144A company guaranty 9 3/8s, 2008
                       (Mexico)                                                                                  9,225,900
          5,495,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                                     2,733,763
         10,040,000  RBF Finance Co. company guaranty 11 3/8s, 2009                                             10,642,400
          2,230,000  RBF Finance Co. company guaranty 11s, 2006                                                  2,302,475
          2,120,000  Seagull Energy sr. sub notes 8 5/8s, 2005                                                   2,077,600
          4,755,000  Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                        1,902,000
          3,050,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                                3,011,875
          2,950,000  Triton Energy Ltd. sr. notes 9 1/4s, 2005                                                   2,854,361
         12,280,000  Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                              12,525,600
          1,070,000  Vintage Petroleum sr. sub. notes 9s, 2005                                                   1,064,650
                                                                                                            --------------
                                                                                                               101,586,855

Packaging and Containers (2.0%)
--------------------------------------------------------------------------------------------------------------------------
         10,810,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                           10,404,625
          7,515,000  Huntsman Packaging Corp. company guaranty 9 1/8s, 2007                                      7,158,038
         11,940,000  Jefferson Smurfit bank term loan Ser. B, FRN 8.625s, 2006                                  11,940,000
          1,880,000  Owens-Illinois, Inc. deb. 7.8s, 2018                                                        1,737,609
          8,020,000  Owens-Illinois, Inc. sr. notes 7.15s, 2005                                                  7,640,734
          2,160,000  Packaging Corp. 144A sr. sub. notes 9 5/8s, 2009                                            2,187,000
          1,035,000  Riverwood International Corp. company guaranty 10 7/8s, 2008                                1,003,950
          6,510,000  Riverwood International Corp. company guaranty 10 5/8s, 2007                                6,558,825
          2,845,000  Riverwood International Corp. company guaranty 10 1/4s, 2006                                2,845,000
         13,517,971  Riverwood International Corp. bank term loan 8.016s, 2003                                  13,692,353
                                                                                                            --------------
                                                                                                                65,168,134

Paper and Forest Products (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          8,472,578  Alabama River Newsprint bank term loan FRN 7.125s, 2002                                     6,947,514
         11,375,000  APP Finance II Mauritius Ltd. bonds stepped-coupon 12s,
                       (16s, 2/15/04), 2049 (Indonesia) (STP)                                                    6,881,875
          3,000,000  Boise Cascade Co. notes 7.35s, 2004                                                         2,923,380
          5,610,000  Doman Industries 144A sec. notes 12s, 2004 (Canada)                                         5,610,000
          8,080,000  Pacifica Papers, Inc. 144A sr. notes 10s, 2009 (Canada)                                     8,201,200
         11,295,000  Pindo Deli Finance Mauritius Ltd. company guaranty 10 3/4s,
                       2007 (Indonesia)                                                                          6,777,000
          5,340,000  Repap New Brunswick 144A sec. notes 11 1/2s, 2004
                       (Canada)                                                                                  5,366,700
          4,715,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                        4,054,900
          5,000,000  Stone Container Corp. sr. notes 12.58s, 2016                                                5,487,500
          4,270,000  Tembec Industries, Inc. company guaranty 8 5/8s, 2009
                       (Canada)                                                                                  4,163,250
                                                                                                            --------------
                                                                                                                56,413,319

Pharmaceuticals (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          9,705,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                       9,535,163
          3,000,000  ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                       2,782,500
                                                                                                            --------------
                                                                                                                12,317,663

Photography (--%)
--------------------------------------------------------------------------------------------------------------------------
          2,760,000  PX Escrow Corp. sr. disc. notes stepped-coupon zero %
                       (9 5/8s, 2/1/02), 2006 (STP)                                                              1,490,400

Publishing (0.7%)
--------------------------------------------------------------------------------------------------------------------------
         12,780,000  Affinity Group Holdings sr. notes 11s, 2007                                                12,013,200
          2,600,000  American Media Operation, Inc. 144A sr. sub. notes
                       10 1/4s, 2009                                                                             2,515,500
          2,450,000  Perry-Judd company guaranty 10 5/8s, 2007                                                   2,278,500
          4,636,727  Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                                   4,312,156
                                                                                                            --------------
                                                                                                                21,119,356

Railroads (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,205,000  MRS Logistica, S.A. bonds Ser. B, 10 5/8s, 2005 (Brazil)                                      783,250
          1,960,000  TFM S.A. de C.V. company guaranty 10 1/4s, 2007 (Mexico)                                    1,685,600
         13,545,000  TFM S.A. de C.V. company guaranty stepped-coupon zero %
                       (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                                   7,043,400
                                                                                                            --------------
                                                                                                                 9,512,250

Restaurants (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          8,000,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                         7,120,000

Retail (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          7,115,000  Home Interiors & Gifts, Inc. company guaranty 10 1/8s, 2008                                 6,759,250
          2,000,000  K mart Corp. med. term notes 9s, 2020                                                       1,843,140
          2,000,000  K mart Corp. med. term notes 8.96s, 2019                                                    1,838,460
            842,000  Kasper A.S.L. Ltd. sr. notes 12 3/4s, 2004                                                    791,480
          8,635,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                  8,894,050
          5,265,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                                  4,356,788
          3,900,000  North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                               3,744,000
                                                                                                            --------------
                                                                                                                28,227,168

Satellite Services (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,373,529  Direct Sat 1 144A notes 8 1/4s, 2001                                                        1,373,529
          1,320,983  Echostar I 144A sr. notes 8 1/4s, 2001                                                      1,320,983
          9,210,000  Golden Sky Systems company guaranty Ser. B, 12 3/8s, 2006                                   9,900,750
          3,500,000  Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                           2,590,000
          5,015,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes 10 1/8s, 2004
                       (Mexico)                                                                                  3,936,775
          9,763,000  Satelites Mexicanos S.A. de C.V. 144A company guaranty
                       FRB 9.06s, 2004 (Mexico)                                                                  9,177,220
                                                                                                            --------------
                                                                                                                28,299,257

Semiconductors (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,092,620  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                            3,990,304
          4,695,813  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                                       4,578,418
          4,055,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                                  3,943,488
          3,290,000  Zilog, Inc. company guaranty Ser. B, 9 1/2s, 2005                                           2,993,900
                                                                                                            --------------
                                                                                                                15,506,110

Shipping (--%)
--------------------------------------------------------------------------------------------------------------------------
          3,700,000  Pegasus Shipping company guaranty Ser. A, 11 7/8s, 2004
                       (Bermuda)                                                                                 1,295,000

Specialty Consumer Products (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          8,650,000  Decora Industries, Inc. sr. sec. notes Ser. B, 11s, 2005                                    8,044,500

Steel (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          8,140,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                                       8,241,750
          3,140,000  Armco, Inc. sr. notes 8 7/8s, 2008                                                          3,140,000
          5,750,000  National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                         5,721,250
          9,932,000  UCAR Global Enterprises sr. sub. notes Ser. B, 12s, 2005                                   10,478,260
          8,500,000  WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                                 8,542,500
                                                                                                            --------------
                                                                                                                36,123,760

Telecommunications (12.0%)
--------------------------------------------------------------------------------------------------------------------------
         14,170,000  Barak I.T.C. sr. disc. notes Ser. B, stepped-coupon zero %
                       (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                  7,935,200
          6,820,000  Bestel S.A. de C.V. sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                   4,364,800
          6,510,000  Birch Telecommunications, Inc. sr. notes 14s, 2008                                          6,510,000
          4,960,000  CapRock Communications Corp. sr. notes Ser. B, 12s, 2008                                    4,935,200
          2,790,000  CapRock Communications Corp. 144A sr. notes 11 1/2s, 2009                                   2,762,100
         16,435,000  Covad Communications Group, Inc. sr. disc. notes Ser. B,
                       stepped-coupon zero % (13 1/2s, 03/15/03), 2008 (STP)                                     8,792,725
         11,630,000  Covad Communications Group Inc. sr. notes 12 1/2s, 2009                                    11,281,100
         38,440,000  DTI Holdings Inc. sr. disc. notes Ser. B, stepped-coupon zero %
                       (12 1/2s, 03/01/03), 2008 (STP)                                                          13,165,700
          3,465,000  Econophone, Inc. company guaranty 13 1/2s, 2007                                             3,672,900
         18,650,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                               10,630,500
          7,640,000  Esprit Teleom Group PLC sr. notes 11 1/2s, 2007
                       (United Kingdom)                                                                          7,945,600
         18,680,000  Firstworld Communication Corp. sr. disc. notes
                       stepped-coupon zero % (13, 4/15/03), 2008 (STP)                                           9,900,400
         16,130,000  Focal Communications Corp. sr. disc. notes Ser. B,
                       stepped-coupon zero % (12 1/8s, 02/15/03), 2008 (STP)                                     9,032,800
          1,225,000  Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008                                1,225,000
          3,230,000  Globe Telecom 144A sr. notes 13s, 2009 (Philippines)                                        3,326,900
         32,245,000  GST Telecommunications, Inc. company guaranty
                       stepped-coupon zero % (13 7/8s, 15/15/00), 2005 (STP)                                    27,488,863
          5,815,000  Hyperion Telecommunications Corp., Inc. sr. disc. notes Ser. B,
                       stepped-coupon zero % (13s, 4/15/01), 2003 (STP)                                          4,855,525
          4,350,000  Hyperion Telecommunications Corp. sr. sub. notes 12s, 2007                                  4,350,000
            650,000  ICG Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10s, 02/15/03), 2008 (STP)                                                          370,500
             75,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (13 1/2s, 9/15/00), 2005 (Canada) (STP)                                                      66,563
         30,210,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008 (STP)                                                             16,917,600
         17,610,000  Intelcom Group (USA), Inc. company guaranty
                       stepped-coupon zero % (12 1/2s, 5/1/01), 2006 (STP)                                      14,132,025
         12,540,000  Intermedia Communications, Inc. sr. disc. notes Ser. B,
                       stepped-coupon zero % (11 1/4s, 7/15/02), 2007 (STP)                                      8,778,000
          5,380,000  Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008                                4,774,750
          5,740,000  Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                              5,065,550
         39,605,000  International Cabletel, Inc. sr. notes Ser. B, stepped-coupon
                       zero % (11 1/2s, 2/01/01), 2006 (STP)                                                    35,545,488
         17,150,000  IPC Information Systems Inc. sr. disc. notes zero %
                       (10 7/8s,11/1/99), 2008 (STP)                                                            13,034,000
          5,060,000  KMC Telecom Holdings, Inc. 144A sr. notes 13 1/2s, 2009                                     4,996,750
         27,060,000  KMC Telecom Holdings, Inc. sr. disc. notes
                       stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                     13,665,300
          8,150,000  Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                                  8,027,750
         10,770,000  Microcell Telecommunications sr. disc. notes Ser. B,
                       stepped-coupon zero % (14s, 12/1/01), 2006 (Canada) (STP)                                 8,858,325
          2,040,000  Netia Holdings B.V. 144A company guaranty
                       stepped-coupon zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                             1,295,400
          4,450,000  Netia Holdings B.V. 144A company guaranty 10 1/4s, 2007
                       (Poland)                                                                                  3,827,000
          4,080,000  Nextel Partners Inc. 144A sr. disc. notes stepped-coupon
                       zero % (14s, 2/1/04), 2009 (STP)                                                          2,386,800
         11,710,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                      12,061,300
          9,690,000  Pathnet, Inc. sr. notes 12 1/4s, 2008                                                       5,232,600
          6,520,000  Primus Telecommunications Group, Inc. sr. notes Ser. B,
                       9 7/8s, 2008                                                                              5,868,000
          8,440,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                       6,599,574
         16,100,000  Rhythms Netconnections, Inc. sr. disc. notes Ser. B,
                       stepped-coupon zero % (13 1/2s, 5/15/03), 2008 (STP)                                      8,130,500
          2,850,000  Rogers Cantel, Inc. sr. sub. notes 8.8s, 2007 (Canada)                                      2,892,750
          7,140,000  Startec Global Communications Corp. sr. notes 12s, 2008                                     6,069,000
          3,950,000  Telecommunications Techniques, Inc. company guaranty
                       9 3/4s, 2008                                                                              3,752,500
          4,960,000  Telehub Communications Corp. company guaranty
                       stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                      2,976,000
         12,670,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                            12,860,050
         12,510,000  WinStar Communications, Inc. sr. sub. notes 15s, 2007                                      14,949,450
         19,580,000  WinStar Communications. Inc. sr. sub. notes 11s, 2008                                      17,622,000
            100,000  WinStar Communications, Inc. sr. sub. notes 10s, 2008                                          87,000
                                                                                                            --------------
                                                                                                               383,017,838

Telephone Services (4.4%)
--------------------------------------------------------------------------------------------------------------------------
         12,660,000  Allegiance Telecom, Inc. sr. disc. notes Ser. B, stepped-coupon
                       zero % (11 3/4s, 2/15/03), 2008 (STP)                                                     8,039,100
         21,510,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                  18,713,700
         26,185,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (10.8s, 5/15/04), 2009 (Canada) (STP)                                                    14,139,900
         10,905,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (9.27s, 8/15/02), 2007 (Canada) (STP)                                                     6,979,200
          2,340,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (8.94s, 8/15/03), 2008 (Canada) (STP)                                                     1,310,400
          5,640,000  Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                      4,906,800
          8,420,000  Colt Telecommunications Group PLC sr. disc. notes stepped-coupon zero % (12s, 12/15/01), 2006
                       (United Kingdom) (STP)                                                                    6,904,400
          5,660,000  Facilicom International sr. notes Ser. B, 10 1/2s, 2008                                     4,924,200
         11,505,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                            10,239,450
          7,265,000  Logix Communications Enterprises sr. notes 12 1/4s, 2008                                    6,247,900
          1,130,000  Long Distance International, Inc. sr. notes 12 1/4s, 2008                                     565,000
          3,920,000  OnePoint Communications Corp. 144A sr. notes 14 1/2s, 2008                                  2,548,000
         10,520,000  RSL Communications, Ltd. company guaranty 12 1/4s, 2006                                    10,730,400
          4,680,000  RSL Communications, Ltd. 144A notes 10 1/2s, 2008
                       (United Kingdom)                                                                          4,258,800
          2,780,000  RSL Communications, Ltd. company guaranty 9 1/8s, 2008                                      2,390,800
          5,640,000  Transtel S.A. pass-through certificates 12 1/2s, 2007                                       2,763,600
          4,980,000  US Xchange LLC sr. notes 15s, 2008                                                          4,905,300
          9,720,000  Versatel Telecom B.V. sr. notes 13 1/4s, 2008 (Netherlands)                                 9,720,000
         31,975,000  Viatel, Inc. sr. disc. notes stepped-coupon zero % (12 1/2s,
                       4/15/03), 2008 (STP)                                                                     19,504,750
          1,905,000  Viatel, Inc. sr. notes 11 1/4s, 2008                                                        1,866,900
                                                                                                            --------------
                                                                                                               141,658,600

Transportation (0.6%)
--------------------------------------------------------------------------------------------------------------------------
         14,360,000  Cathay International Ltd. 144A sr. notes 13 1/2s, 2008 (China)                              5,313,200
          8,585,000  Johnstown America Industries, Inc. company guaranty Ser. C,
                       11 3/4s, 2005                                                                             8,756,700
          3,650,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                               3,540,500
                                                                                                            --------------
                                                                                                                17,610,400

Wireless Communications (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,200,000  American Mobile Satellite Corp. company guaranty
                       12 1/4s, 2008                                                                             2,464,000
            320,000  Clearnet Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (14 3/4s, 12/15/00), 2005 (STP)                                       294,400
          5,910,000  Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005                                       4,432,500
          7,380,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                                   2,878,200
            750,000  Paging Network, Inc. sr. sub. notes 10s, 2008                                                 420,000
          8,360,000  Telecorp PCS Inc. 144A sr. disc. notes stepped-coupon
                       11 5/8s, (11 5/8s, 4/15/04), 2009 (STP)                                                   4,869,700
                                                                                                            --------------
                                                                                                                15,358,800
                                                                                                            --------------
                     Total Corporate Bonds and Notes (cost $3,005,002,066)                                  $2,648,156,188

PREFERRED STOCKS (7.4%) (a)
NUMBER OF SHARES                                                                                                     VALUE

Banks (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            296,110  Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                    $   16,137,995
             19,825  Chevy Chase Savings Bank $3.25 pfd.                                                           589,794
              3,520  First Republic 144A 10.50% pfd.                                                             3,502,400
                                                                                                            --------------
                                                                                                                20,230,189

Broadcasting (1.8%)
--------------------------------------------------------------------------------------------------------------------------
              1,970  Benedek Communications $11.50 pfd. (PIK)                                                    1,516,900
             67,141  Capstar Broadcasting, Inc. 144A $12.00 pfd. (PIK)                                           7,721,215
                296  Capstar Communications, Inc. Ser. E, $12.625 cum. pfd. (PIK)                                   34,336
             85,339  Citadel Broadcasting Inc. 144A $13.25 cum. pfd. (PIK)                                       9,685,977
              5,825  Granite Broadcasting 144A $12.75 pfd. (PIK)                                                 5,825,000
              1,645  Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                         15,792,000
              3,199  Pegasus Communications Corp. Ser. A, $12.75 cum. pfd.                                       3,199,000
             11,759  Spanish Broadcasting Systems 14.25% cum. pfd. (PIK)                                        12,934,900
                                                                                                            --------------
                                                                                                                56,709,328

Building and Construction (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            129,800  Brand Scaffold Services, Inc. 144A $3.625 pfd.                                              3,634,400

Cable Television (1.0%)
--------------------------------------------------------------------------------------------------------------------------
              6,527  21st Century Telecom Group 144A 13.75% cum. pfd. (PIK)                                      3,263,500
              3,600  Adelphia Communications Corp. Ser. B, $13.00 cum. pfd.                                        393,300
            274,621  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                         29,109,826
                                                                                                            --------------
                                                                                                                32,766,626

Cellular Communications (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              3,047  NEXTEL Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                      3,001,295

Chemicals (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  ZSC Specialty Chemicals PLC $16.00 pfd. (PIK)                                               1,500,000

Computer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
              5,317  Concentric Network Corp. Ser. B, 13.50% pfd. (PIK)                                          4,891,640

Electric Utilities (--%)
--------------------------------------------------------------------------------------------------------------------------
             49,949  Public Service Co. of New Hampshire $2.651 1st mtge. pfd.                                   1,248,725

Food and Beverages (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            240,000  Doane Products Co. $14.25 pfd.                                                             10,800,000

Health Care (0.7%)
--------------------------------------------------------------------------------------------------------------------------
         13,395,000  Fresenius Medical Capital Trust I company guaranty Ser. D,
                       9.00% pfd. (Germany)                                                                     13,194,075
         10,730,000  Fresenius Medical Capital Trust II company guaranty 7.875%
                       pfd. (Germany)                                                                            9,898,425
                                                                                                            --------------
                                                                                                                23,092,500

Insurance and Finance (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            130,000  CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                               3,510,000

Motion Picture Distribution (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            392,000  Diva Systems Corp. Ser. C, $6.00 pfd.                                                       1,372,000
            876,252  Diva Systems Corp. Ser. D, $6.00 pfd.                                                       3,066,882
                                                                                                            --------------
                                                                                                                 4,438,882

Oil and Gas (0.2%)
--------------------------------------------------------------------------------------------------------------------------
              4,858  R&B Falcon Corp. 13.875% pfd.                                                               4,566,520

Packaging and Containers (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             33,960  Packaging Corp. America 144A $12.375 pfd. (PIK)                                             3,701,640

Restaurants (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            133,012  AmeriKing, Inc. $3.25 pfd. (PIK)                                                            1,862,168

Telecommunications (1.9%)
--------------------------------------------------------------------------------------------------------------------------
              6,479  Dobson Communications Corp. 13.00% pfd.                                                     6,219,840
              9,462  Dobson Communications Corp. 144A 12.25% pfd. (PIK)                                          8,326,560
              1,000  Hyperion Telecommunications Ser. B, 12.875% pfd. (PIK)                                        895,000
              9,543  ICG Holdings, Inc., 144A $14.00 pfd. (Canada) (PIK)                                         9,161,280
             17,592  Intermedia Communication Ser. B, 13.50% pfd. (PIK)                                         16,536,480
              4,385  IXC Communications, Inc. Ser. B, 12.50% pfd. (PIK)                                          4,516,550
             78,829  Nextlink Communications, Inc. 144A $7.00 cum. pfd. (PIK)                                    3,941,450
             13,340  WinStar Communications, Inc. 144A Ser. C, 14.25%
                       cum. pfd. (PIK)                                                                          11,205,600
                                                                                                            --------------
                                                                                                                60,802,760
                                                                                                            --------------
                     Total Preferred Stocks (cost $248,502,321)                                             $  236,756,673

CONVERTIBLE BONDS AND NOTES (2.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    5,500,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                         $    5,280,000
         15,940,000  Cybernet Internet Service 144A cv. sr. disc. notes
                       stepped-coupon zero % (13s, 8/15/04), 2009 (STP)                                          8,607,600
         25,690,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                             14,611,188
          3,900,000  GST Telecommunications, Inc. cv. sr. disc. notes
                       stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                     5,460,000
         11,350,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                             10,598,063
          5,000,000  Lam Research Corp. cv. sub. notes 5s, 2002                                                  4,887,500
          4,000,000  Lam Research Corp. 144A cv. sub. notes 5s, 2002                                             3,910,000
         12,000,000  Micron Technology, Inc cv. notes 6 1/2s, 2005                                               9,600,000
          5,050,000  Total Renal Care Holdings, Inc. 144A cv. bonds 7s, 2009                                     3,314,063
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $68,810,393)                                   $   66,268,414

COMMON STOCKS (1.5%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              9,979  Allegiance Telecom, Inc. (NON)                                                         $      599,987
              3,000  AmeriKing, Inc. (NON)                                                                          60,000
            100,000  AMFM, Inc. (NON)                                                                            4,925,000
              6,570  Axia Holding Inc. 144A (NON)                                                                   85,410
            100,000  BE Aerospace, Inc. (NON)                                                                    1,731,250
          1,663,637  Capstar Broadcasting Partners (NON)                                                         4,117,502
            258,760  CellNet Data Systems, Inc. (NON)                                                            1,803,234
             96,272  Fitzgerald Gaming Corp. (NON)                                                                  48,136
            110,000  French Fragrances Inc. (NON)                                                                  838,750
            105,841  Hedstrom Holdings, Inc. 144A (NON)                                                            105,841
            400,000  Isle of Capri Casinos, Inc. (NON)                                                           3,850,000
             41,666  Lady Luck Gaming Corp. (NON)                                                                  294,266
              2,604  Mothers Work, Inc. (NON)                                                                       36,456
              4,555  Paging Do Brazil Holdings Co., LLC 144A, Class B (Brazil) (NON)                                    46
                293  Pegasus Communications Corp. (NON)                                                             12,306
              8,407  Premium Holdings L.P. 144A (NON)                                                               33,628
          1,185,708  PSF Holdings LLC, Class A (AFF) (NON)                                                      14,524,923
              3,901  Spanish Broadcasting System, Inc. (NON)                                                     2,535,650
            236,025  Specialty Foods Acquisition Corp. (NON)                                                        11,801
            119,190  Viatel, Inc. (NON)                                                                          4,611,163
            166,960  WinStar Communications. Inc. (NON)                                                          8,483,655
                                                                                                            --------------
                     Total Common Stocks (cost $63,432,283)                                                 $   48,709,004

UNITS (1.6%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
             21,510  Australis Media, Ltd. units stepped-coupon zero %
                       (15 3/4s, 5/15/00), 2003 (In default) (Australia) (STP)                              $        2,151
              8,710  Carrier1 Intl. S.A. 144A units 13 1/4s, 2009                                                8,884,200
             11,090  CD Radio Inc. 144A units 14 1/2s, 2009                                                     11,367,250
              5,480  Cybernet 144A units 14s, 2009                                                               5,480,000
              6,510  Earthwatch Inc. 144A units stepped-coupon zero %
                       (13s, 1/15/00), 2007 (STP)                                                                4,524,450
              7,520  Peninsula Gaming LLC 144A units 12 1/4s, 2006                                               7,407,200
              2,000  Signature Brands USA, Inc. units 13s, 2002                                                  2,200,000
              5,180  Tele1 Europe BV 144A units 13s, 2009                                                        5,490,800
             13,345  XCL Ltd. units sr. sec. notes 13 1/2s, 2004 (In default) (NON)                              4,870,925
             60,536  XCL Ltd. 144A units cv. pfd. 9.50% (PIK)                                                      181,608
                                                                                                            --------------
                     Total Units (cost $83,333,091)                                                         $   50,408,584

WARRANTS (1.0%) (a) (NON)                                                                       EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
              2,340  21st Century Telecom Group 144A                                            2/15/10     $       46,800
              3,890  American Mobile Satellite Corp.                                            4/1/08             136,150
              6,820  Bestel S.A. (Mexico)                                                       5/15/05            204,600
              6,120  Birch Telecommunications, Inc. 144A                                        6/15/08            336,600
             45,271  Cellnet Data Systems, Inc.                                                 10/1/07          1,131,775
            130,000  CGA Group Ltd. 144A                                                        2/11/07              1,300
             11,495  Club Regina, Inc. 144A                                                     12/1/04             11,495
              8,595  Colt Telecommunications Group PLC 144A                                     12/31/06         3,223,125
            121,027  Consorcio Ecuatoriano 144A (Ecuador)                                       10/1/00             12,103
                 30  Decrane Holdings                                                           9/30/08                  0
              4,650  Diva Systems Corp.                                                         5/15/06            837,000
             76,824  Diva Systems Corp.                                                         3/1/08             614,592
            185,845  DTI Holdings Inc.                                                          3/1/08               1,858
                130  E. Spire Communications, Inc.                                              11/1/05              1,300
              8,400  Econophone, Inc. 144A                                                      7/1/07             840,000
              6,110  Epic Resorts                                                               6/15/05                 61
              8,200  Esat Holdings, Inc. (Ireland)                                              2/1/07             574,000
             18,330  Firstworld Communication                                                   4/15/08          1,283,100
              6,135  Globalstar Telecommunications                                              2/15/04            460,125
             19,455  Hyperion Telecommunications 144A                                           4/15/01          1,546,673
            251,394  ICG Communications                                                         10/15/05         4,650,789
              7,540  Insilco Holding Co.                                                        8/15/08                  8
             14,200  Interact Systems, Inc.                                                     8/1/03                 142
             15,924  Intermedia Communications                                                  6/1/00           1,433,160
              5,125  International Wireless Communications Holdings
                       144A                                                                     8/15/01                 26
             15,030  Iridium World Com 144A                                                     7/15/05              1,879
             25,970  KMC Telecom Holdings, Inc.                                                 4/15/08             77,910
             25,920  Knology Holdings, Inc. 144A                                                10/15/07            64,800
              1,130  Long Distance International, Inc. 144A                                     4/13/08              2,260
             41,270  McCaw International Ltd.                                                   4/15/07            175,398
              7,440  Mediq Inc. 144A                                                            6/1/09                  74
              3,900  Metronet Communications 144A                                               8/15/07            319,800
              3,310  MGC Communications, Inc. 144A                                              10/1/04            296,245
             98,890  Network Plus Corp.                                                         12/31/00         7,338,627
              3,920  Onepoint Communications, Inc.                                              6/1/08               3,920
             12,550  Orion Network Systems                                                      1/15/07            144,325
             72,220  Pagemart, Inc. 144A                                                        12/31/03           577,760
              9,690  Pathnet, Inc. 144A                                                         4/15/08             96,900
             12,480  Paxson Communications Corp. 144A                                           6/30/03             49,920
             76,800  Powertel, Inc.                                                             2/1/06             307,200
             44,150  President Riverboat Casinos, Inc.                                          9/30/99              1,325
              4,680  R&B Falcon Corp. 144A                                                      5/1/09             748,800
              6,640  Startec Global Communications Corp.                                        5/15/08              6,640
              6,375  Sterling Chemicals Holdings                                                8/15/08             95,625
              4,960  Telehub Communications Corp.                                               7/31/05            148,800
             38,235  UIH Australia/Pacific, Inc. 144A                                           5/15/06          1,147,050
             99,620  USN Communications Inc.                                                    8/15/04                996
              9,720  Versatel Telecom B.V. 144A (Netherlands)                                   5/15/08          1,555,200
              4,190  WAM!NET, Inc.                                                              3/1/05              95,323
             23,250  Wireless One, Inc.                                                         10/19/00               116
            402,760  Wright Medical Technology, Inc. 144A                                       6/30/03                  4
                                                                                                            --------------
                     Total Warrants (cost $16,323,508)                                                      $   30,603,679

COLLATERALIZED MORTGAGE OBLIGATIONS (0.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $10,000,000  Criimi Mae Commercial Mortgage Trust 98-C1,
                       Class C, 7s, 2012                                                                    $    6,960,938
          1,667,959  Fannie Mae G93-9, Interest Only (IO), 8s, 2023                                                452,434
             60,982  Freddie Mac 2076, Class PI, IO, 6 1/2s, 2022                                                    9,776
            892,887  Freddie Mac Strip 147, IO, 8s, 2023                                                           255,310
          4,700,000  Ggp Ala Moana 99-C1, Class F, FRB 8.11s, 2004                                               4,700,000
          3,200,000  GS Mortgage Securities Corp. II 99-FL2A, Class G, 7.33s, 2013                               2,990,000
          7,253,606  Merrill Lynch Mortgage Investors, Inc. 96-C2, IO, 1.56s, 2028                                 509,452
         61,814,637  Mortgage Capital Funding, Inc. Ser. 98-MC1, Class X, IO,
                       0.86s, 2009                                                                               2,395,317
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations (cost $18,550,989)                           $   18,273,227

CONVERTIBLE PREFERRED STOCKS (0.5%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
             24,040  Chesapeake Energy Corp. $3.50 cum. cv. pfd.                                            $      691,150
            187,905  Global Telesystems, Inc. 144A $3.625 cv. pfd.                                              10,499,192
                429  Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                       4,504,500
             11,976  XCL Ltd 144A Ser. A, $9.50 cv. cum. pfd.                                                       35,928
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $16,160,539)                                  $   15,730,770

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%) (a) (cost $2,527,307)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
         $2,550,000  Brazil (Republic of) bonds 11 5/8s, 2004                                               $    2,301,375

SHORT TERM INVESTMENTS (1.2%) (a) (cost $37,194,286)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $37,200,000  Prudential Funding Corp. effective yield of 5.53%,
                       September 1, 1999                                                                    $   37,194,286
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $3,559,836,783) (b)                                            $3,154,402,200
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,194,626,239.

  (b) The aggregate identified cost on a tax basis is $3,560,445,575, resulting in gross unrealized appreciation and depreciation of $82,795,405 and $488,838,780, respectively, or net unrealized depreciation of $406,043,375.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of
      1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at
      August 31, 1999, which are subject to change based on the terms of the security.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $3,559,836,783) (Note 1)    $3,154,402,200
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            60,737,056
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  667,473
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        3,020,710
-----------------------------------------------------------------------------------------------
Total assets                                                                      3,218,827,439

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                      1,001,128
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      9,786,282
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            6,430,237
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          4,644,133
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              307,051
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           124,485
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              5,292
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,686,111
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                            37,768
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  178,713
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    24,201,200
-----------------------------------------------------------------------------------------------
Net assets                                                                       $3,194,626,239

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $4,104,761,725
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (3,171,496)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Notes 1)                                            (501,646,408)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies                                              (405,317,582)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $3,194,626,239

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,488,892,187 divided by 237,963,198 shares)                                           $10.46
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $10.46)*                                  $10.98
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($669,008,914 divided by 64,208,116 shares)**                                            $10.42
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($15,264,303 divided by 1,460,039 shares)                                                $10.45
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $10.45)*                                  $10.80
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($21,460,835 divided by 2,051,916 shares)                                  $10.46
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended August 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Interest (net of foreign tax of $46,320)                                          $ 364,020,971
-----------------------------------------------------------------------------------------------
Dividends                                                                            29,511,544
-----------------------------------------------------------------------------------------------
Total investment income                                                             393,532,515

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     19,404,729
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        3,427,352
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        85,512
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         31,866
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 6,581,874
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 8,653,386
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    91,263
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 124,309
-----------------------------------------------------------------------------------------------
Registration fees                                                                        33,720
-----------------------------------------------------------------------------------------------
Auditing                                                                                 84,002
-----------------------------------------------------------------------------------------------
Legal                                                                                   104,129
-----------------------------------------------------------------------------------------------
Postage                                                                                 348,464
-----------------------------------------------------------------------------------------------
Other                                                                                   463,131
-----------------------------------------------------------------------------------------------
Total expenses                                                                       39,433,737
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (733,866)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         38,699,871
-----------------------------------------------------------------------------------------------
Net investment income                                                               354,832,644
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (305,447,457)
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                             321,388
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and
liabilities in foreign currencies during the year                                       115,616
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                            2,984,488
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (302,025,965)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              $  52,806,679
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended August 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $  354,832,644  $  415,020,991
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                      (305,126,069)     10,596,629
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                                        3,100,104    (467,505,371)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                      52,806,679     (41,887,751)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                        (268,432,849)   (320,732,329)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (83,105,443)   (111,084,627)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (1,769,553)     (2,202,905)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                          (1,524,798)             --
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                          (4,573,658)     (2,874,118)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (1,415,981)       (995,442)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (30,150)        (19,740)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                             (25,980)             --
---------------------------------------------------------------------------------------------------------------
  From return of capital
    Class A                                                                         (14,016,686)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (4,339,494)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (92,400)             --
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                             (79,620)             --
---------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                  (326,571,340)   (183,107,719)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                       (653,171,273)   (662,904,631)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 3,847,797,512   4,510,702,143
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $3,171,496
and $672,292, respectively)                                                      $3,194,626,239  $3,847,797,512
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $11.47           $12.89           $12.11           $12.01           $12.06
------------------------------------------------------------------------------------------------------------------------------------
Investment activities
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.11(c)          1.22(c)          1.20             1.16(c)          1.22
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.93)           (1.35)             .72              .11             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .18             (.13)            1.92             1.27             1.21
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (1.11)           (1.28)           (1.14)           (1.15)           (1.22)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.02)            (.01)              --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                               (.06)              --               --               --             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.19)           (1.29)           (1.14)           (1.17)           (1.26)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $10.46           $11.47           $12.89           $12.11           $12.01
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               1.76            (1.75)           16.60            11.08            10.76
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $2,488,892       $2,821,513       $3,259,440       $3,115,546       $2,997,467
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .93              .95              .96              .96              .95
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                           10.23             9.39             9.54             9.57            10.27
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              50.65            69.23           130.77           184.86            81.70
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                           Year ended August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $11.43           $12.84           $12.07           $11.97           $12.03
------------------------------------------------------------------------------------------------------------------------------------
Investment activities
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.04(c)          1.12(c)          1.10             1.07(c)          1.09
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.95)           (1.34)             .72              .11              .02
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .09             (.22)            1.82             1.18             1.11
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (1.03)           (1.18)           (1.05)           (1.06)           (1.13)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.02)            (.01)              --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                               (.05)              --               --               --             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.10)           (1.19)           (1.05)           (1.08)           (1.17)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $10.42           $11.43           $12.84           $12.07           $11.97
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                .99            (2.42)           15.71            10.28             9.88
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $669,009       $1,007,028       $1,226,880       $1,100,757         $762,947
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.68             1.70             1.71             1.71             1.70
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            9.53             8.64             8.79             8.84             9.52
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              50.65            69.23           130.77           184.86            81.70
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           July 3, 1995+
operating performance                                                 Year ended August 31                          to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $11.47           $12.88           $12.10           $12.00           $11.92
------------------------------------------------------------------------------------------------------------------------------------
Investment activities
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.09(c)          1.19(c)          1.16             1.14(c)           .21(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.95)           (1.34)             .73              .11              .07
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .14             (.15)            1.89             1.25              .28
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (1.08)           (1.25)           (1.11)           (1.13)            (.19)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.02)            (.01)              --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                               (.06)              --               --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.16)           (1.26)           (1.11)           (1.15)            (.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $10.45           $11.47           $12.88           $12.10           $12.00
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               1.42            (1.94)           16.33            10.88             2.38*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $15,264          $19,256          $24,382          $16,616             $964
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.18             1.20             1.21             1.19              .20*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                           10.00             9.10             9.29             9.45             1.65*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              50.65            69.23           130.77           184.86            81.70
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           Dec. 31, 1998+
operating performance                                                                                               to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $10.83
------------------------------------------------------------------------------------------------------------------------------------
Investment activities
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (c)                                                                                                 .77
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.35)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                     .42
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.74)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                        (.01)
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                                                   (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.79)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $10.46
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                   3.92*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                        $21,461
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .46*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                6.81*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  50.65
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
August 31, 1999

Note 1
Significant accounting policies

Putnam High Yield Trust ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities.

The fund offers class A, class B, class M and class Y shares. The fund began offering class Y shares on December 31, 1998. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, or dealers which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 1999, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 1999, the fund had a capital loss carryover of approximately $274,060,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                         Expiration
--------------                         ---------------
  $110,229,000                         August 31, 2000
    52,738,000                         August 31, 2003
   111,093,000                         August 31, 2007

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, defaulted bond interest, paydown gains and losses on mortgage-backed securities, interest on payment-in-kind securities and amortization of premium. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1999, the fund reclassified $3,546,564 to decrease distributions in excess of net investment income and $241,378,255 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $237,831,691. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

As part of the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended August 31, 1999, fund expenses were reduced by $733,866 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,957 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $245,809 and $949 from the sale of class A and class M shares, respectively and $1,661,391 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $2,150 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended August 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $1,728,049,324 and $2,151,202,997, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended August 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     44,981,104      $ 485,885,851
-----------------------------------------------------------------------------
Shares
reinvested                                      13,480,631        145,351,569
-----------------------------------------------------------------------------
                                                58,461,735        631,237,420

Shares
repurchased                                    (66,426,024)      (719,775,716)
-----------------------------------------------------------------------------
Net decrease                                    (7,964,289)     $ (88,538,296)
-----------------------------------------------------------------------------

                                                   Year ended August 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     25,577,181      $ 333,528,744
-----------------------------------------------------------------------------
Shares
reinvested                                      12,674,739        164,535,205
-----------------------------------------------------------------------------
                                                38,251,920        498,063,949

Shares
repurchased                                    (45,120,605)      (585,257,649)
-----------------------------------------------------------------------------
Net decrease                                    (6,868,685)     $ (87,193,700)
-----------------------------------------------------------------------------

                                                   Year ended August 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     10,378,015      $ 111,878,930
-----------------------------------------------------------------------------
Shares
reinvested                                       3,756,970         40,381,620
-----------------------------------------------------------------------------
                                                14,134,985        152,260,550

Shares
repurchased                                    (38,059,209)      (410,271,534)
-----------------------------------------------------------------------------
Net decrease                                   (23,924,224)     $(258,010,984)
-----------------------------------------------------------------------------

                                                   Year ended August 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     10,055,130      $ 130,832,944
-----------------------------------------------------------------------------
Shares
reinvested                                       3,995,549         51,694,415
-----------------------------------------------------------------------------
                                                14,050,679        182,527,359

Shares
repurchased                                    (21,435,734)      (275,673,256)
-----------------------------------------------------------------------------
Net decrease                                    (7,385,055)     $ (93,145,897)
-----------------------------------------------------------------------------

                                                   Year ended August 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        357,667        $ 3,880,064
-----------------------------------------------------------------------------
Shares
reinvested                                         115,307          1,243,383
-----------------------------------------------------------------------------
                                                   472,974          5,123,447

Shares
repurchased                                       (691,778)        (7,478,474)
-----------------------------------------------------------------------------
Net decrease                                      (218,804)       $(2,355,027)
-----------------------------------------------------------------------------

                                                   Year ended August 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        241,153        $ 3,146,665
-----------------------------------------------------------------------------
Shares
reinvested                                         108,525          1,408,515
-----------------------------------------------------------------------------
                                                   349,678          4,555,180

Shares
repurchased                                       (563,137)        (7,323,302)
-----------------------------------------------------------------------------
Net decrease                                      (213,459)       $(2,768,122)
-----------------------------------------------------------------------------

                                             For the period December 31, 1998
                                                 (commencement of operations)
                                                           to August 31, 1999
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,485,552        $26,987,184
-----------------------------------------------------------------------------
Shares
reinvested                                         146,161          1,630,398
-----------------------------------------------------------------------------
                                                 2,631,713         28,617,582

Shares
repurchased                                       (579,797)        (6,284,615)
-----------------------------------------------------------------------------
Net increase                                     2,051,916        $22,332,967
-----------------------------------------------------------------------------




Note 5
Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

                                                  Purchase              Sales           Dividend             Market
Affiliates                                            cost               cost             Income              Value
-------------------------------------------------------------------------------------------------------------------
PSF Holdings LLC                                        --                 --                 --        $14,524,923
-------------------------------------------------------------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 8.14% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the year ended September 30, 1999, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

*  ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

  www.putnaminv.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

  1-800-225-1581

 *DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

 +Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

Rosemary H. Thomsen
Vice President and Fund Manager

Jeffrey A. Kaufman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN034-55018 014/324/2AC 10/99




PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam High Yield Trust
Supplement to Annual Report dated 8/31/99

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return
for periods ended 8/31/99                                    NAV

1 year                                                       1.26%
5 years                                                     42.85
Annual average                                               7.39
10 years                                                   138.03
Annual average                                               9.06
Life of fund (since class A inception, 2/14/78)            714.61
Annual average                                              10.23

Share value:                                                 NAV
8/31/98                                                       --
12/31/98 (class Y share inception)                          10.83
8/31/99                                                     10.46
----------------------------------------------------------------------------
Distributions:   No.   Income   Capital gains   Return of capital   Total
                  8    0.752          --              0.039         0.791
----------------------------------------------------------------------------
Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.